AMENDMENT, CONSENT AND PARTIAL RELEASE AGREEMENT

This AMENDMENT, CONSENT AND PARTIAL RELEASE AGREEMENT (this “Consent”) is dated as of March 31, 2025 and is entered into by and among QUEST RESOURCE HOLDING CORPORATION, a Nevada corporation (“Holdings”), QUEST RESOURCE MANAGEMENT GROUP, LLC, a Delaware limited liability company (the “Company”), each of the Affiliates of the Company that are parties hereto as borrowers (together with the Company, the “Borrowers”); the Lenders party hereto and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, its successors and permitted assigns, as Administrative Agent on behalf of the Lenders (“Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, Agent, and the Lenders party thereto are parties to that certain Credit Agreement, dated as of October 19, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);

WHEREAS, the Borrowers have informed Agent that the Company desires to sell and assign to Lincoln Waste Solutions, LLC, a Connecticut limited liability company (“Purchaser”), all of the Company’s right, title and interest in, to and under the Purchased Assets (as defined in the hereinafter defined Sale Agreement) pursuant to that certain Asset Purchase Agreement, dated on or about the date hereof, by and among the Company and Purchaser (the “Sale Agreement”; and together with all other material agreements, documents and certificates delivered in connection therewith, collectively the “Sale Documents” and the transactions contemplated thereby, the “Asset Sale”);

WHEREAS, absent the consent of Agent and the Required Lenders, the Asset Sale would not be permitted under the Credit Agreement; and

WHEREAS, the Borrowers have requested that Agent and the Lenders consent to the consummation of the Asset Sale in accordance with the Sale Agreement, and Agent and the Lenders have agreed to do so on and subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations and warranties contained in Section 5 below, effective as of the date hereof, Section 1.1 of the Credit Agreement is amended by amending and restating the definition of “Total Senior Debt” as follows:

“Total Senior Debt” means all (a) Debt of Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP (excluding (u) contingent obligations in respect of Contingent Liabilities (except to the extent constituting (1) Contingent Liabilities in respect of Debt of a Person other than any Loan Party, or (2) Contingent Liabilities in respect of undrawn letters of credit), (v) Debt of any Borrower to any other Loan Party and Debt of any Subsidiary to any Borrower or to any other Subsidiary, (w) any Debt that is unsecured or contractually subordinated to the Obligations in form and substance reasonably satisfactory to the Administrative Agent, (x) obligations with respect to earn-out payments for Permitted Acquisitions until due and payable, and (y) obligations for any leased real property to the extent unsecured and not constituting debt for borrowed money) minus (b) unrestricted cash and Cash Equivalent Investments of Holdings and its Subsidiaries in deposit accounts subject to Control Agreements in favor of the ABL Agent and the Administrative Agent in an aggregate amount not to exceed $1,000,000 (or such greater amount as the Administrative Agent shall agree in writing in its sole discretion) (but excluding, for the avoidance of doubt, the cash proceeds of any Delayed Draw Term Loans or any Incremental Facilities) as of any applicable date of determination, minus (c) solely for purposes of determining compliance with the financial covenant set forth in Section 11.12.2 for the Fiscal Quarter ending March 31, 2025, up to $1,500,000 of the cash proceeds actually used to prepay outstanding Revolving Credit Loans (as defined in the ABL Loan Agreement) pursuant to that certain Amendment, Consent and Partial Release Agreement, dated March 31, 2025, among the Administrative Agent, the Lenders and the Loan Parties; provided, that for all purposes of calculating the Senior Net Leverage Ratio under the Loan Documents (other than any calculation of the Delayed Draw Term Loan Leverage Condition solely to the extent the Borrowers are in compliance with the financial covenant set forth in Section 11.12.2 as of the last day of the most recently ended twelve fiscal month period for which financial statements have been delivered on a pro forma basis and after giving full effect to the Revolver Averaging Mechanic (as defined below)), the amount of outstanding revolving loans under the ABL Loan Agreement for purposes of clause (a) above shall be calculated by taking the average of such outstanding revolving loans at the end of each business day for the trailing ninety (90) day period (or, if prior to the date that is ninety (90) days following the Closing Date, the period from the Closing Date to the date the Senior Net Leverage Ratio is being tested) (the averaging of such outstanding revolving loans, the “Revolver Averaging Mechanic”).

2.  Consent. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations and warranties contained in Section 5 below, Agent and the Lenders consent to the consummation of the Asset Sale in accordance with the terms of the Sale Agreement and applicable law so long as, promptly following receipt by the Borrowers or any of their Affiliates of any payments, proceeds and other amounts (including, without limitation, payment of the Closing Payment, any Milestone Payments and any Acquired AR Remittance Amount, each as defined in the Sale Agreement) in connection with the Asset Sale (collectively, the “Asset Sale Proceeds”), the Borrowers apply such Asset Sale Proceeds to prepay the Obligations and the ABL Obligations as follows:

(a)  The initial $5,052,009 Closing Payment (as defined in the Sale Agreement) payable to the Company upon closing of the Asset Sale shall be applied as follows:

(i)  50% of the Closing Payment shall be applied to the ABL Obligations, with the first $1,010,880 of such Asset Sale Proceeds to be used to prepay the Term Loan (as defined in the ABL Loan Agreement), and the remainder of such Asset Sale Proceeds to be used to prepay outstanding Revolving Credit Loans (as defined in the ABL Loan Agreement) without a permanent reduction of the Revolving Credit Commitments (as defined in the ABL Loan Agreement); and

(ii)  50% of the Closing Payment shall be applied to the Obligations, to prepay the Initial Term Loans of each Lender on a pro rata basis.

(b)   The Acquired AR Remittance Amount payable to the Company after the closing of the Asset Sale shall be applied to the ABL Obligations, to be used to prepay outstanding Revolving Credit Loans (as defined in the ABL Loan Agreement), with the ABL Agent permanently reducing the Eligible Unbilled Accounts (as defined in the ABL Loan Agreement) sublimit within the Borrowing Base (as defined in the ABL Loan Agreement) in an amount equal to all Acquired AR Remittance Amount collections, but without any other modification or permanent reduction of the Revolving Credit Commitments (as defined in the ABL Loan Agreement).

(c)  All Milestone Payments and any other Asset Sale Proceeds (to the extent not otherwise specified in the foregoing clauses (a) and (b)) payable to the Company after the closing of the Asset Sale shall be applied as follows:

(i)  50% of any such Asset Sale Proceeds shall be applied to the ABL Obligations, to be used to prepay outstanding Revolving Credit Loans (as defined in the ABL Loan Agreement), with the ABL Agent permanently reducing the Eligible Unbilled Accounts (as defined in the ABL Loan Agreement) sublimit within the Borrowing Base (as defined in the ABL Loan Agreement) in an amount equal to all such Milestone Payments (and other Asset Sale Proceeds) so applied to the ABL Obligations, but without any other modification or permanent reduction of the Revolving Credit Commitments (as defined in the ABL Loan Agreement); and

(ii)  50% of any such Asset Sale Proceeds shall be applied to the Obligations, to prepay the Initial Term Loans of each Lender on a pro rata basis.

Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, Agent and each Lender agrees that no Applicable Premium will be payable in connection with the prepayment of the Initial Term Loans in accordance with this Section 2.

This consent is a limited consent and shall not be deemed to constitute a course of dealing or a waiver or consent with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

3.  Lien Release. Agent and Lenders hereby agree and confirm that, upon the consummation of the Asset Sale in accordance with the terms of this Consent: (a) the Liens and security interests of Agent in the Purchased Assets (as defined in the Sale Agreement) shall automatically be released and terminated and (b) Agent shall deliver to the Company (or Purchaser at the written direction of the Company) at the sole cost and expense of the Loan Parties (and the Loan Parties shall reimburse Agent, on demand, for such costs and expenses incurred by Agent in connection with any such delivery) any termination statements or releases pertaining to any Liens and security interests of Agent or the Lenders in the Purchased Assets (as defined in the Sale Agreement), as the Company or Purchaser, as applicable, may reasonably request, in connection with Agent's above-described release and termination of its security interests and Liens in the Purchased Assets (as defined in the Sale Agreement); provided, that notwithstanding such limited release, all Loan Parties will continue to be obligated in respect of all Obligations to Agent and Lenders under the Credit Agreement and the other Loan Documents, and such Obligations shall continue to be secured by the Collateral.

4.  Conditions to Effectiveness. The effectiveness of this Consent is subject to the prior or concurrent consummation of each of the following conditions:

(a)  Agent shall have received a fully executed copy of this Consent executed by each Loan Party and each Lender, together with such other documents, agreements and instruments as Agent may reasonably require or reasonably request;

(b)  the Asset Sale shall have been consummated (or substantially concurrently with the effectiveness of this Consent will be consummated) in accordance with the terms of the Sale Documents in all material respects (without any modification thereto or waiver thereunder that is adverse to the interests of Agent and/or the Lenders unless consented to by Agent in writing);

(c)  the Loan Parties shall have paid all fees, costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents;

(d)  all proceedings taken in connection with the transactions contemplated by this Consent, the Sale Documents and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(e)  no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Consent, the Sale Documents and each of the transactions contemplated thereby.

To the extent any of the conditions precedent set forth above in this Section 4 is required to be satisfied in a manner acceptable or satisfactory to Agent or any Lender, the delivery by Agent and each such Lender party hereto of its executed signature page to this Consent shall be deemed to constitute Agent's or such Lender's confirmation, as applicable, that such condition precedent has been satisfied in a manner acceptable or satisfactory to Agent or such Lender.

5.   Representations and Warranties. To induce Agent and Lenders to enter into this Consent, each Loan Party represents and warrants to Agent and Lenders:

(a)  that the Sale Agreement has been duly authorized by all requisite limited liability company or corporate action on the part of such Loan Party, as applicable, and that this Consent has been duly executed and delivered by such Loan Party, as applicable;

(b)  as of the date hereof, (i) the Asset Sale has been consummated (or is being consummated substantially contemporaneously with the effectiveness of this Consent) in compliance with all applicable laws and pursuant to the provisions of the Sale Documents in all material respects, true, correct and complete copies of which have been delivered to Agent;

(c)  this Consent constitutes the legal, valid and binding obligation of such Loan Party, as applicable, and is enforceable against such Loan Party, as applicable, in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity;

(d)  that each of the representations and warranties of such Loan Party set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date); and

(e)  no Default or Event of Default has occurred and is continuing or would result after giving effect to the transactions contemplated by this Consent, the Sale Documents and each of the transactions contemplated thereby.

6.  Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and each of its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders and each of their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands (including any so-called “lender liability” claims or defenses), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

7.  Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under this Consent shall not affect or impair the remaining provisions in this Consent.

8.  References. This Consent is a Loan Document. Any reference to the Credit Agreement contained in any document, instrument or Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Consent.

9.  Counterparts. This Consent may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail of any executed signature page to this Consent shall constitute effective deliver of such signature page.

10.  Ratification. The terms and provisions set forth in this Consent shall modify and supersede all inconsistent terms and provisions of the Credit Agreement. Except as expressly modified and superseded by this Consent, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

11.  Governing Law. This Consent shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within that state, without regard to conflict-of-laws principles.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective duly authorized officers on the date first written above.

quest resource holding corporation, as Holdings

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

QUEST RESOURCE MANAGEMENT GROUP, LLC, as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

quest sustainability services, inc.,
as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

QUEST EQUIPMENT, llc, as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

youchange, inc.,
as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

quest vertigent corporation,
as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

[Signature Page to Amendment, Consent and Partial Release Agreement]

quest vertigent one, llc,
as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

Global Alerts, LLC,
as a Borrower

By:	/s/ Brett Johnston
Name:	Brett Johnston
Title:	Chief Financial Officer

[Signature Page to Amendment, Consent and Partial Release Agreement]

AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC, as Administrative Agent

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

LENDERS:

Monroe Capital Income Plus Corporation, in its capacity as a Lender

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

MONROE PRIVATE CREDIT FUND A FINANCING SPV II LLC, in its capacity as Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, its investment manager

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

[Signature Page to Amendment, Consent and Partial Release Agreement]

MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, as its general partner

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

MONROE CAPITAL PRIVATE CREDIT VERSAILLES MASTER FUND SCSP – COMPARTMENT 1, in its capacity as Lender

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

Monroe Capital Private Credit Versailles Master Fund SCSp – Compartment 2, in its capacity as Lender

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Investment Manager

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

Monroe CAPITAL PRIvate credit Fund VT LP, in its capacity as Lender

By: MONROE CAPTIAL PRIVATE CREDIT FUND VT LLC, its general partner

By:	/s/ Andrés Bañuelos
Name:	Andrés Bañuelos
Title:	Vice President

[Signature Page to Amendment, Consent and Partial Release Agreement]